DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST

Two World Trade Center, New York, New York 10048

LETTER TO THE SHAREHOLDERS June 30, 1997

DEAR SHAREHOLDER:

The economy started 1997 off nicely with employment expanding, income climbing and consumer confidence rising. Concern over inflation, however, was heightened when the Federal Reserve Board chairman hinted that a preemptive move against rising pressure on prices might be necessary. This concern permeated the bond markets during January and February, resulting in lackluster performance.

As anticipated, the central bank voted to raise the federal-funds rate by 25 basis points, at its March 25, 1997, meeting. Although this move initially sent stocks and bonds lower, many economists applauded the Fed's action, which was viewed as a strike against any increase in inflation before it could occur, thus prolonging the current economic expansion. By the end of March, the 30-year U.S. Treasury bond rose above the important 7 percent level for the first time since September 1996.

While it first appeared as if the Federal Reserve was poised for a number of further rate increases, a slight cooling of economic data and subdued inflation during the second quarter, as well as progress toward a balanced budget agreement, have argued against a quick succession of tightening moves. As a result, interest rates actually declined during the second quarter of 1997.

Although the current inflation environment remains favorable, members of the Federal Open Market Committee have voiced concerns regarding the continuing strength in employment and the probable rise of inflationary pressures in the near future.

PERFORMANCE AND PORTFOLIO STRUCTURE

Against this backdrop, Dean Witter U.S. Government Securities Trust produced a total return of 3.13 percent for the six-month period ended June 30, 1997. This compares to a return of 2.63 percent for the Lehman Brothers General U.S. Government Funds Index and a return of 2.61 percent for the Lipper U.S. Government Fund Index. During the six-month period under review, the Fund paid income distributions totaling $0.27 per share.

DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST
LETTER TO THE SHAREHOLDERS June 30, 1997, continued

On June 30, 1997, Dean Witter U.S. Government Securities Trust had net assets in excess of $5.7 billion, with 79 percent of net assets invested in Government National Mortgage Association mortgage-backed securities (GNMAs), 16 percent in U.S. Treasury Securities and the remaining 5 percent in Resolution Funding Corporation zero coupon securities (REFCORPs). We believe that GNMAs continue to provide significant long-term value and, in the current investment environment, offer not only an incremental yield incentive over U.S. Treasury securities of similar maturity but also the potential for capital gains.

On June 30, 1997, the Fund's duration stood at approximately 5.4 years. The Fund's duration reflects a cautious view of the market. While we believe there is considerable long-term value in the market from a nominal as well as a real rate of return standpoint, some caution is warranted in light of the anticipated resurgence in the growth rate of the U.S. economy in the third quarter.

LOOKING AHEAD

For the balance of 1997, we expect the U.S. economy to moderate from its current strong pace. The Federal Reserve Board is likely to look for sustained confirmation of a strong economy and rising inflationary pressures before taking any further action to slow the economy.

On June 30, 1997, the Fund's Board of Trustees approved a proposal to adopt a multiple class share structure. Through this arrangement the Fund will offer four classes of shares with various sales charges, ongoing fees and other features. This conversion occurred on July 28, 1997.

We appreciate your ongoing support of Dean Witter U.S. Government Securities Trust and look forward to continuing to serve your investment objectives.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST
RESULTS OF SPECIAL MEETING (unaudited)

                         * * *

On May 21, 1997, a special meeting of the Fund's shareholders was held for the purpose of voting on four separate matters, the results of which are as follows:

(1) APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND AND DEAN WITTER INTERCAPITAL INC. IN CONNECTION WITH THE MERGER OF MORGAN STANLEY GROUP INC. WITH DEAN WITTER, DISCOVER & CO.:

For ........ 350,719,197
Against  ...   9,129,293
Abstain  ...  30,090,915

(2) ELECTION OF TRUSTEES:

Michael Bozic                             John R. Haire                             Michael E. Nugent
For ...................  371,904,312      For ...................  371,762,131      For ...................  372,644,943
Withheld ..............   18,035,093      Withheld ..............   18,177,274      Withheld ..............   17,294,462

Charles A. Fiumefreddo                    Wayne E. Hedien                           Philip J. Purcell
For ...................  372,186,526      For ...................  372,462,335      For ...................  372,604,816
Withheld ..............   17,752,879      Withheld ..............   17,477,070      Withheld ..............   17,334,689

Edwin J. Garn                             Dr. Manuel H. Johnson                     John L. Schroeder
For ...................  372,218,614      For ...................  372,467,177      For ...................  372,391,335
Withheld ..............   17,720,791      Withheld ..............   17,472,228      Withheld ..............   17,548,070

(3) APPROVAL OF A NEW INVESTMENT POLICY WITH RESPECT TO INVESTMENTS IN CERTAIN OTHER INVESTMENT COMPANIES:

For .......  337,152,165
Against  ..   15,239,433
Abstain  ..   37,547,807

(4) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS THE FUND'S INDEPENDENT ACCOUNTANTS:

For .......  362,204,942
Against  ..    3,968,791
Abstain  ..   23,765,672

DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS June 30, 1997 (unaudited)

   PRINCIPAL                              DESCRIPTION
   AMOUNT IN                                  AND                                COUPON
   THOUSANDS                             MATURITY DATE                            RATE        VALUE
-------------------------------------------------------------------------------------------------------
               MORTGAGE-BACKED SECURITIES (78.5%)
               Government National Mortgage Assoc. I (77.5%)
  $  335,950   10/15/22-02/15/24 ...............................................  6.50%  $  321,462,438
   1,823,804   04/15/17-04/15/26 ...............................................  7.00    1,790,747,301
     897,769   11/15/02-06/15/27 ...............................................  7.50      900,294,387
      50,000   (a)  ............................................................  7.50       50,140,625
     352,391   10/15/16-07/15/26 ...............................................  8.00      360,430,163
     360,344   07/15/06-04/15/25 ...............................................  8.50      374,420,400
     260,057   10/15/08-08/15/21 ...............................................  9.00      274,766,842
     179,523   10/15/09-12/15/20 ...............................................  9.50      193,660,006
     192,789   11/15/09-11/15/20 ............................................... 10.00      211,284,998
         498   05/15/10-06/15/15 ............................................... 12.50          570,044
                                                                                         --------------
                                                                                          4,477,777,204
                                                                                         --------------
               Government National Mortgage Assoc. II (0.8%)
      47,161   01/20/24-02/20/24 ...............................................  6.50       44,921,166
                                                                                         --------------
               Government National Mortgage Assoc. GPM I (0.2%)
       8,081   06/15/13-09/15/15 ............................................... 12.25        9,356,582
                                                                                         --------------
               TOTAL MORTGAGE-BACKED SECURITIES
               (Identified Cost $4,495,041,230) ......................................... 4,532,054,952
                                                                                         --------------
               U.S. GOVERNMENT OBLIGATIONS (16.1%)
               U.S. Treasury Notes (5.5%)
     179,500   11/15/97 ........................................................  7.375     180,618,285
      85,500   08/15/97 ........................................................  8.625      85,848,840
      51,000   10/15/97 ........................................................  8.75       51,468,180
                                                                                         --------------
                                                                                            317,935,305
                                                                                         --------------
               U.S. Treasury Principal Strips (10.6%)
     123,000   02/15/04 ........................................................  0.00       80,411,250
     380,000   05/15/04 ........................................................  0.00      244,009,400
     385,000   08/15/04 ........................................................  0.00      243,204,500
      75,000   11/15/04 ........................................................  0.00       46,522,500
                                                                                         --------------
                                                                                            614,147,650
                                                                                         --------------
               TOTAL U.S. GOVERNMENT OBLIGATIONS
               (Identified Cost $858,919,003)  ..........................................   932,082,955
                                                                                         --------------



                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS June 30, 1997 (unaudited) continued




  PRINCIPAL                             DESCRIPTION
  AMOUNT IN                                 AND                                COUPON
  THOUSANDS                            MATURITY DATE                            RATE        VALUE
-----------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT AGENCIES (5.9%)
             Resolution Funding Corp Zero Coupon Strips
 $  33,500   07/15/02 ........................................................   0.00% $  24,214,805
     5,049   10/15/02 ........................................................   0.00      3,588,324
   109,000   04/15/03 ........................................................   0.00     74,702,060
    55,000   07/15/03 ........................................................   0.00     37,083,200
    69,000   10/15/03 ........................................................   0.00     45,731,130
    89,882   01/15/04 ........................................................   0.00     58,591,379
    84,419   04/15/04 ........................................................   0.00     54,094,007
    68,000   07/15/04 ........................................................   0.00     42,857,680
                                                                                       --------------
             TOTAL U.S. GOVERNMENT AGENCIES
             (Identified Cost $312,140,647)  ..........................................  340,862,585
                                                                                       --------------
             TOTAL INVESTMENTS
             (Identified Cost $5,666,100,880)(b) ............................. 100.5%  5,805,000,492
             LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS  .................  (0.5)    (30,160,966)
                                                                              ------- ----------------
             NET ASSETS  ..................................................... 100.0% $5,774,839,526
                                                                              ======= ================


------------
GPM         Graduated Payment Mortgage.
(a)         Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.
(b)         The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $191,994,877 and the aggregate gross unrealized depreciation is $53,095,265, resulting in net unrealized appreciation of $138,899,612.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $5,666,100,880)...................................... $5,805,000,492
Cash...................................................................        271,856
Receivable for:
  Interest.............................................................     33,869,865
  Shares of beneficial interest sold...................................      1,010,696
Prepaid expenses and other assets......................................        120,271
                                                                       ----------------
  TOTAL ASSETS ........................................................  5,840,273,180
                                                                       ----------------
LIABILITIES:
Payable for:
  Investments purchased................................................     50,161,458
  Shares of beneficial interest repurchased............................      4,459,621
  Dividends to shareholders............................................      4,073,166
  Plan of distribution fee.............................................      3,710,959
  Investment management fee............................................      2,110,274
Accrued expenses and other payables ...................................        918,176
                                                                       ----------------
  TOTAL LIABILITIES....................................................     65,433,654
                                                                       ----------------
NET ASSETS:
Paid-in-capital........................................................  6,927,962,660
Net unrealized appreciation ...........................................    138,899,612
Accumulated net realized loss.......................................... (1,292,022,746)
                                                                       ----------------
  NET ASSETS........................................................... $5,774,839,526
                                                                       ================
NET ASSET VALUE PER SHARE,
 647,748,209 shares outstanding (unlimited shares authorized of $.01
 par value)............................................................          $8.92
                                                                                =======

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the six months ended June 30, 1997 (unaudited)

NET INVESTMENT INCOME:
INTEREST INCOME.......................  $228,644,633
                                      --------------
EXPENSES
Plan of distribution fee..............    22,549,894
Investment management fee.............    12,762,618
Transfer agent fees and expenses .....     1,935,582
Custodian fees........................       466,491
Shareholder reports and notices ......       144,759
Professional fees.....................        73,783
Servicing fees........................        47,445
Registration fees.....................        19,977
Trustees' fees and expenses...........         7,009
Other.................................        30,216
                                      --------------
  TOTAL EXPENSES......................    38,037,774
                                      --------------
  NET INVESTMENT INCOME...............   190,606,859
                                      --------------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss.....................      (784,555)
Net change in unrealized
 appreciation.........................    (3,586,058)
                                      --------------
  NET LOSS............................    (4,370,613)
                                      --------------
NET INCREASE..........................  $186,236,246
                                      ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                         FOR THE SIX     FOR THE YEAR
                                                         MONTHS ENDED        ENDED
                                                        JUNE 30, 1997  DECEMBER 31, 1996
------------------------------------------------------ -------------- -----------------
                                                         (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ................................. $  190,606,859  $  445,096,615
Net realized loss......................................       (784,555)    (18,950,945)
Net change in unrealized appreciation/depreciation ....     (3,586,058)   (237,138,336)
                                                       -------------- -----------------
  NET INCREASE.........................................    186,236,246     189,007,334
Dividends from net investment income...................   (190,602,137)   (447,472,130)
Net decrease from transactions in shares of beneficial
 interest..............................................   (670,332,739) (1,246,903,069)
                                                       -------------- -----------------
  NET DECREASE.........................................   (674,698,630) (1,505,367,865)
NET ASSETS:
Beginning of period....................................  6,449,538,156   7,954,906,021
                                                       -------------- -----------------
  END OF PERIOD
  (Including dividends in excess of net investment
  income of $0 and $4,722, respectively)............... $5,774,839,526  $6,449,538,156
                                                       ============== =================


                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS June 30, 1997 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter U.S. Government Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is high current income consistent with safety of principal. The Fund seeks to achieve its objective by investing in obligations issued or guaranteed by the U.S. Government or its instrumentalities. The Fund was organized as a Massachusetts business trust on September 29, 1983 and commenced operations on June 29, 1984.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS June 30, 1997 (unaudited) continued

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's net assets determined at the close of each business day: 0.50% to the portion of daily net assets not exceeding $1 billion; 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.45% to the portion of daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.425% to the portion of daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.40% to the portion of daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.375% to the portion of daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.35% to the portion of daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.325% to the portion of daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.30% to the portion of daily net assets exceeding $12.5 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS June 30, 1997 (unaudited) continued

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 0.75% (0.65% on amounts over $10 billion) of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, total $50,531,127 at June 30, 1997.

The Distributor has informed the Fund that for the six months ended June 30, 1997, it received approximately $3,354,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS June 30, 1997 (unaudited) continued

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The costs of purchases and sales/prepayments of portfolio securities, excluding short-term investments, for the six months ended June 30, 1997 were $95,470,752 and $949,707,291, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At June 30, 1997, the Fund had transfer agent fees and expenses payable of approximately $520,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended June 30, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $810. At June 30, 1997, the Fund had an accrued pension liability of $48,788 included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                      FOR THE SIX                    FOR THE YEAR
                                     MONTHS ENDED                        ENDED
                                     JUNE 30, 1997                 DECEMBER 31, 1996
                           ------------------------------- -------------------------------
                                      (UNAUDITED)
                                SHARES          AMOUNT          SHARES          AMOUNT
                           --------------- --------------- --------------- ---------------
Sold ......................    33,249,103   $   294,483,726    44,291,927   $   394,473,930
Reinvestment of dividends      10,806,240        95,417,314    25,980,320       230,960,458
                           --------------- --------------- --------------- ---------------
                               44,055,343       389,901,040    70,272,247       625,434,388
Repurchased ...............  (119,721,318)   (1,060,233,779) (210,573,457)   (1,872,337,457)
                           --------------- --------------- --------------- ---------------
Net decrease ..............   (75,665,975)  $  (670,332,739) (140,301,210)  $(1,246,903,069)
                           =============== =============== =============== ===============

6. FEDERAL INCOME TAX STATUS

At December 31, 1996, the Fund had a net capital loss carryover of approximately $1,290,565,000, which may be used to offset future capital gains to the extent provided by regulations which is available through December 31 of the following years:

                                     IN THOUSANDS
------------------------------------------------------------------------------------
    1997       1998       1999       2000       2001       2002      2003      2004
---------- ---------- ---------- ---------- ---------- ---------- --------- --------
 $270,987    $108,731   $261,525   $154,964   $263,492   $118,056   $63,667  $49,143
========== ========== ========== ========== ========== ========== ========= ========

DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS June 30, 1997 (unaudited) continued

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $673,000 during fiscal 1996.

At December 31, 1996, the Fund had temporary book/tax differences primarily attributable to post-October losses.

7. SUBSEQUENT EVENT

On June 30, 1997, the Fund's Board of Trustees approved a proposal to adopt a multiple class share structure. Through this arrangement, the Fund will offer four classes of shares with various sales charges, ongoing fees and other features. This conversion occurred on July 28, 1997.

DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                            FOR THE SIX                   FOR THE YEAR ENDED DECEMBER 31
                                           MONTHS ENDED  ------------------------------------------------------------
                                           JUNE 30, 1997     1996         1995        1994          1993         1992
----------------------------------------- -------------- ------------ ----------- ------------ ------------- -----------
                                            (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .....    $ 8.92        $ 9.21       $ 8.41      $ 9.31        $ 9.30       $ 9.52
                                          -------------- ------------ ----------- ------------ ------------- ------------
Net investment income.....................      0.27          0.56         0.57        0.58          0.64         0.74
Net realized and unrealized gain (loss) ..      --           (0.29)        0.80       (0.90)         0.01        (0.22)
                                          -------------- ------------ ----------- ------------ ------------- ------------
Total from investment operations..........      0.27          0.27         1.37       (0.32)         0.65         0.52
                                          -------------- ------------ ----------- ------------ ------------- ------------
Less dividends from net investment
 income...................................     (0.27)        (0.56)       (0.57)      (0.58)        (0.64)       (0.74)
                                          -------------- ------------ ----------- ------------ ------------- ------------
Net asset value, end of period............    $ 8.92        $ 8.92       $ 9.21      $ 8.41        $ 9.31       $ 9.30
                                          ============== ============ =========== ============ ============= ============
TOTAL INVESTMENT RETURN+ .................      3.13%(1)      3.16%       16.74%      (3.51)%        7.13%        5.76%
RATIOS TO AVERAGE NET ASSETS:
Expenses..................................      1.27%(2)      1.25%        1.24%       1.22%         1.18%        1.20%
Net investment income.....................      6.34%(2)      6.28%        6.44%       6.57%         6.78%        7.91%
SUPPLEMENTAL DATA:
Net assets, end of period, in millions ...    $5,775        $6,450       $7,955      $8,211       $12,235       $12,484
Portfolio turnover rate...................         2%(1)         8%          14%         26%           32%          40%

------------
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer


Barry Fink
Vice President, Secretary and
General Counsel

Rajesh K. Gupta
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.



DEAN WITTER
U.S. GOVERNMENT
SECURITIES
TRUST









SEMIANNUAL REPORT
JUNE 30, 1997